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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 30, 2006

                            UNITED COMMUNITY BANCORP
                            ------------------------
             (Exact name of registrant as specified in its charter)

         UNITED STATES                     0-51800             (APPLIED FOR)
         -------------                     -------          -------------------
(State or other jurisdiction of          (Commission         (IRS Employer
 incorporation or organization)          File Number)       Identification No.)


92 WALNUT STREET, LAWRENCEBURG, INDIANA                              47205
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(Address of principal executive offices)                           (Zip Code)

       Registrant's telephone number, including area code: (812) 537-4822
                                                           --------------

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On March 31, 2006, United Community Bancorp (the "Company") executed three-year employment agreements with both William F. Ritzmann, President and Chief Executive Officer of the Company, and Elmer G. McLaughlin, Executive Vice President, Chief Operating Officer and Corporate Secretary of the Company and a two-year employment agreement with Vicki A. March, Senior Vice President, Chief Financial Officer and Treasurer of the Company. The material terms of Company employment agreements were previously disclosed in the Company's Registration Statement on Form S-1 (File No. 333-130302) (the "Registration Statement") and a form of the agreements was filed as Exhibit 10.6 to the Registration Statement.

         Additionally, on March 30, 2006, the Company's wholly owned subsidiary, United Community Bank (the "Bank"), executed amendments to the employment agreements between the Bank and William F. Ritzmann, President and Chief Executive Officer of the Bank, Elmer G. McLaughlin, Executive Vice President, Chief Operating Officer and Corporate Secretary of the Bank, Vicki A. March, Senior Vice President, Chief Financial Officer and Treasurer of the Bank, and James W. Kittle, Senior Vice President, Lending of the Bank. The employment agreements were amended to provide that an event shall be deemed to have occurred "in connection with a change in control" if such event occurs within in one year after a change in control. The material terms of the Bank employment agreements were previously disclosed in the Registration Statement and the employment agreements, as amended for Messrs. Ritzmann, McLaughlin and Kittle were previously filed as Exhibits 10.7, 10.8 and 10.9 to the Registration Statement, respectively.

         Also on March 30, 2006, the Bank's employee severance compensation plan became effective and the Bank established a new supplemental executive retirement plan ("SERP") and designated William F. Ritzmann and Elmer G. McLaughlin as initial participants in the SERP. The material terms of the employee severance compensation plan and SERP were previously disclosed in the Registration Statement and forms of the plan and the SERP were filed as Exhibits
10.4 and 10.5 to the Registration Statement, respectively.

ITEM 3.02   UNREGISTERED SALES OF EQUITY SECURITIES

         On March 30, 2006, the Bank completed its mutual holding company reorganization and the Company completed its initial public offering. In connection with the reorganization and public offering, the Bank formed United Community MHC (the "MHC") as a federally chartered mutual holding company and the Company issued 4,655,200 shares of unregistered common stock, or 55% of the Company's outstanding shares of common stock, to the MHC. The Company received from the MHC 100 shares of the Bank's common stock, representing 100% of the Bank's outstanding common stock, par value $1.00 per share, in exchange for the common stock of the Company. The shares issued to the MHC were issued pursuant to the exemption from registration set forth under Section 4(2) of the Securities Act of 1933, as amended.


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ITEM 8.01   OTHER EVENTS

         On March 30, 2006, the Company announced that United Community Bank completed its mutual holding company reorganization and the Company completed its initial public offering. In connection with the reorganization and public offering, the Bank formed United Community MHC as a federally chartered mutual holding company. A total of 3,647,984 shares of common stock, representing 43.1% of the Company's outstanding shares of common stock, were sold in the offering at the price of $10.00 per share. In addition, 160,816 shares, representing 1.9% of the Company's outstanding shares, were contributed to UCB Charitable Foundation and 4,655,200 shares, representing 55.0% of the Company's outstanding shares of common stock, were issued to United Community MHC. For more information, reference is made to the Company's the press release dated March 30, 2006, a copy of which is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

       (d)  Exhibits

            Number       Description
            ------       -----------

            99.1         Press Release dated March 30, 2006



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       UNITED COMMUNITY BANCORP
                                       ------------------------
                                       (Registrant)



Date: April 4, 2006                    By: /s/ William F. Ritzmann
                                           -------------------------------------
                                           William F. Ritzmann
                                           President and Chief Executive Officer